Exhibit 10.1

EXECUTION VERSION

EIGHTH AMENDMENT

TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

October 11, 2018

among

GENESIS ENERGY, L.P.,

as the Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent and Issuing Bank,

BANK OF AMERICA, N.A. AND BANK OF MONTREAL,

as Co-Syndication Agents,

U.S. BANK NATIONAL ASSOCIATION,

as Documentation Agent,

and

The Lenders Party Hereto

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 11, 2018 (this “Eighth Amendment”), is by and among GENESIS ENERGY, L.P., a Delaware limited partnership (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.

RECITALS

A. The Borrower, the Lenders party thereto, the Administrative Agent and the other agents and Issuing Banks referred to therein are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 30, 2014, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 25, 2014, that certain Second Amendment to Fourth Amended and Restated Credit Agreement and Joinder Agreement, dated as of July 17, 2015, that certain Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of September 17, 2015, that certain Fourth Amendment to Fourth Amended and Restated Credit Agreement and Joinder Agreement, dated as of April 27, 2016, that certain Fifth Amendment to Fourth Amended and Restated Credit Agreement and Second Amendment to Fourth Amended and Restated Guarantee and Collateral Agreement, dated as of May 9, 2017, that certain Sixth Amendment to Fourth Amended and Restated Credit Agreement, dated as of July 28, 2017, and that certain Seventh Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 28, 2018 (as so amended and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Committed Amounts (subject to the terms and conditions thereof) to the Borrower; and

B. The Borrower wishes, and the Lenders signatory hereto and the Administrative Agent are willing, to amend the Credit Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Eighth Amendment refer to articles, schedules, exhibits and sections of the Eighth Amendment.

SECTION 2. Amendments to Credit Agreement. As of the Eighth Amendment Effective Date (as defined below), the Credit Agreement is amended as follows:

(a)	Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition in its proper alphabetical order:

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““Delivery Date” has the meaning assigned to such term in the definition of “Pro Forma Basis”.”

(b)	Section 6.14(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Leverage Ratio. The Borrower will not permit its Consolidated Leverage Ratio to be in excess of (i) 5.75 to 1.00 as of the last day of the Test Periods ending on June 30, 2017 through September 30, 2018, (ii) 5.65 to 1.00 as of the last day of the Test Period ending on December 31, 2018, (iii) 5.50 to 1.00 as of the last day of the Test Periods ending on March 31, 2019 through December 31, 2019, (iv) 5.25 to 1.00 as of the last day of the Test Periods ending on March 31, 2020 through December 31, 2020 and (v) 5.00 to 1.00 as of the last day of any Test Period thereafter; provided that, if the Designated Divestiture Date occurs, the Borrower will not permit its Consolidated Leverage Ratio to be in excess of 5.50 to 1.00 as of the last day of the Test Period during which the Designated Divestiture occurs (or the last day of the immediately preceding Test Period, if at the time of the occurrence of the Designated Divestiture, the Delivery Date has not occurred with respect to such immediately preceding Test Period) and as of the last day of any Test Period thereafter.”

SECTION 3. Conditions to Effectiveness. This Eighth Amendment shall not become effective until the date (the “Eighth Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

(a)	The Administrative Agent shall have received from the Required Lenders and the Borrower executed counterparts (in such number as may be requested by the Administrative Agent) of this Eighth Amendment.

(b)

The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the Eighth Amendment Effective Date, including to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

(c)	The Administrative Agent shall have received, for the ratable account of each Lender party hereto, a consent fee in an amount equal to 0.025% of the Committed Amount of each such Lender.

(d)	The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the Eighth Amendment Effective Date, and such notice shall be conclusive and binding.

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SECTION 4. Miscellaneous.

(a)

Confirmation. The provisions of the Loan Documents, as amended by this Eighth Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Eighth Amendment.

(b)

Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. The Borrower hereby (a) acknowledges, renews and extends its continued liability under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein, (b) confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations and the Liens granted by it under the Security Documents to which it is a party, (c) confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect and (d) represents and warrants to the Lenders that: (i) as of the date hereof, after giving effect to the terms of this Eighth Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects as of such specified earlier date); and (ii) as of the date hereof, after giving effect to this Eighth Amendment, no Default has occurred and is continuing.

(c)

Loan Document. This Eighth Amendment and each agreement, instrument, certificate or document executed by the Borrower or any other Borrower Party or any of its or their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

(d)

Counterparts. This Eighth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Eighth Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(e)

NO ORAL AGREEMENT. THIS EIGHTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

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(f)	GOVERNING LAW. THIS EIGHTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(g)	THE PROVISIONS OF SECTION 9.09(B) AND (C) AND SECTION 9.10 OF THE CREDIT AGREEMENT SHALL APPLY, MUTATIS MUTANDIS, TO THIS EIGHTH AMENDMENT.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

GENESIS ENERGY, L.P.,

By: GENESIS ENERGY, LLC, its general partner

By:	/s/ Grant E. Sims
Grant E. Sims
Chief Executive Officer

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Kevin Utsey
Name: Kevin Utsey
Title: Managing Director

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Shai Bandner
Name: Shai Bandner Title: Director

By:	/s/ My Nguyen
Name: My Nguyen
Title: Analyst

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

ABN AMRO CAPITAL USA, LLC, as a Lender

By:	/s/ Brody Summerall
Name: Brody Summerall
Title: Vice President

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

BNP Paribas , as a Lender

By:	/s/ Joseph Onischuk
Name: Joseph Onischuk Title: Managing Director

By:	/s/ Mark Renaud
Name: Mark Renaud Title: Managing Director

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name: Christopher Kuna
Title: Director

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Alfredo Brahim
Name: Alfredo Brahim
Title: Director

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Pace Doherty
Name: Pace Doherty
Title: Vice President

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

CITIBANK, N.A. , as a Lender

By:	/s/ Peter Kardos
Name: Peter Kardos
Title: Vice President

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

Compass Bank, as a Lender

By:	/s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

FIFTH THIRD BANK, as a Lender

By:	/s/ Jonathan H Lee
Name: Jonathan H Lee
Title: Director

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

REGIONS BANK, as a Lender

By:	/s/ David Valentine
Name: David Valentine
Title: Managing Director

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

DNB Capital LLC , as a Lender

By:	/s/ Byron Cooley
Name: Byron Cooley
Title: Senior Vice President

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

DNB Capital LLC , as a Lender

By:	/s/ Kelton Glasscock
Name: Kelton Glasscock
Title: Senior Vice President

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

CADENCE BANK, N.A., as a Lender

By:	/s/ William W. Brown
Name: William W. Brown
Title: Executive Vice President

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

Zions Bancorporation, N.A. dba Amegy Bank, as a Lender

By:	/s/ Sam Trail
Name: Sam Trail
Title: Senior Vice President

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

TRUSTMARK NATIONAL BANK as a Lender

By:	/s/ Jeff Deutsch
Name: Jeff Deutsch
Title: SVP

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

COMERICA BANK, as a Lender

By:	/s/ William B. Robinson
Name: William B. Robinson
Title: Senior Vice President

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]

BOKF NA dba Bank of Texas, as a Lender

By:	/s/ Brad Kuhn
Name: Brad Kuhn
Title: Vice President

[Signature Page – Eighth Amendment to Fourth Amended and

Restated Credit Agreement]